UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported) February 22, 2007

GENESIS CAPITAL CORPORATION OF NEVADA

(Exact name of registrant as specified in its charter)

DELAWARE	0-27831	91-1947658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE N.E. FIRST AVENUE, SUITE 306, OCALA FLORIDA, 34470

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (718) 554-3652

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

The following sets forth certain sales of unregistered securities since the Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On February 22, 2007, the Board of Directors approved the issuance of 5,000,000 shares of its Series B Convertible Preferred Stock to Chris Astrom, an officer, director and 10% shareholder, in exchange for the surrender of the 5,000,000 shares of Series A Convertible Preferred Stock that had previously been issued to Mr. Astrom on January 29, 2007 and for services rendered. This issuance was intended to be exempt from registration under section 4(2) of the Securities Act of 1933.

Item 3.03 Material Modification to Rights of Security Holders

On February 22, 2007, the Company filed an Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock with the state of Nevada, which certificate of designation decreased the designated Series A Convertible Preferred Stock from 10,000,000 shares to 5,000,000 shares.

Each share of series A convertible preferred stock entitles the holder thereof to 25 votes on all matters, the right to convert each share into 25 shares of common stock and a liquidation preference of $1.00 per share.

On February 22, 2007, the Company filed a Certificate of Designation of Series B Convertible Preferred Stock with the state of Nevada, which certificate of designation designated 5,000,000 shares of Series B Convertible Preferred Stock.

Each share of series B convertible preferred stock entitles the holder thereof to 250 votes on all matters, the right to convert each share into 250 shares of common stock and a liquidation preference of $1.00 per share.

Item 9.01.     Financial Statements and Exhibits.

(d)   Exhibits. The following exhibits are being furnished herewith:

3.01	Amended and Restated Series A Convertible Preferred Stock Designation

3.02	Series B Convertible Preferred Stock Designation

SIGNATURES
  In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genesis Capital Corporation of Nevada

/s/ CHRISTOPHER ASTROM By: Christopher Astrom President, Chief Executive Officer Date: February 22, 2007

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

/s/ CHRISTOPHER ASTROM By: Christopher Astrom Director Date: February 22, 2007

/s/ RICHARD ASTROM By: Richard Astrom Director Date: February 22, 2007